UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2007 deltathree, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28063	13-4006766
(Commission File Number)	(IRS Employer Identification No.)

75 Broad Street, New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 500-4850

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMENDMENT NO. 1 ON FORM 8-K/A

This Amendment No. 1 to the Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of deltathree, Inc., a Delaware corporation (“deltathree”), filed with the Securities and Exchange Commission on February 20, 2007 (the “Initial Form 8-K”) to include financial statements and pro forma financial information as permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K. On February 19, 2007, deltathree, completed the acquisition of certain assets and the business of Go2Call.com, Inc., a Delaware corporation (“Go2Call”), pursuant to the Asset Transfer Agreement dated February 17, 2007.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of Business Acquired.

Audited Financial Statements of Go2Call:

•	Independent Auditors’ Report
•	Balance sheet as of December 31, 2006
•	Statement of operations for the year ended December 31, 2006
•	Statement of changes in stockholders’ deficit for the year ended December 31, 2006
•	Statement of cash flows for the year ended December 31, 2006
•	Notes to financial statements

In accordance with Item 9.01(a) of Form 8-K, the Audited Financial Statements of Go2Call required pursuant to Regulation S-X are filed as Exhibit 99.1 with this Form 8-K/A.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Combined Financial Information of deltathree and Go2Call:

•	Pro Forma Combined Balance Sheets as of December 31, 2006
•	Pro Forma Combined Statement of Operations for the year ended December 31, 2006
•	Notes to Pro Forma Combined Financial Statements

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Regulation S-X are filed as Exhibit 99.2 with this Form 8-K/A.

(d)	Exhibits

The following documents are filed herewith as exhibits to this Form 8-K/A:

Exhibit No.	Document

23.1	Independent Auditors’ Consent
99.1	Audited Financial Statements of Go2Call
99.2	Unaudited Pro Forma Combined Financial Information of deltathree and Go2Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deltathree, Inc. (Registrant)

Date: April 30, 2007	By:	/s/ Shimmy Zimels
Shimmy Zimels
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

23.1	Independent Auditors’ Consent
99.1	Audited Financial Statements of Go2Call
99.2	Unaudited Pro Forma Combined Financial Information of deltathree and Go2Call